                                 Exhibit 10(lx)
                                 ______________


          THIS AGREEMENT, made as of the 1st day of March, 1994, among USLIFE

Corporation, a New York corporation (the "Company"), Chemical Bank, a New York corporation (the "Trustee") and KPMG Peat Marwick ("Independent Contractor").



                             W I T N E S S E T H :
                             _ _ _ _ _ _ _ _ _ _



          WHEREAS, the  Company has  entered  into  certain  written  employment contracts (referred  to collectively  herein as  the "Contracts")  with a select group of its management employees (referred to herein as "Contract Holders");



          WHEREAS,  the   Company  has   provided  select  executives  with  the

opportunity to become participants (referred to herein as "Participants") in the

USLIFE  Corporation  Deferred  Compensation  Plan  (the  "Deferred  Compensation

Plan");



          WHEREAS, the  Company desires  to provide additional assurance to some or all  such management  employees that  their unfunded contractual rights under the Contracts  and the  Deferred Compensation  Plan will in the future be met or substantially met by application of the procedures set forth herein;



          WHEREAS,  the   Company  wishes   to   establish   separate   accounts

(hereinafter the "Accounts") with respect to some or all of the Contract Holders and Participants  as determined  by the Company prior to a Change in Control (as hereinafter defined  in Section  2.3(d)(iv)) in  order to  provide a  source  of payments as  such may  be required under the terms of the agreements between the

Company and  each of  the Contract  Holders and  under the Deferred Compensation

Plan;



          WHEREAS, except  as may  be  expressly  provided  in  this  Agreement,

amounts allocated  to each  separate Account,  as determined by the Company from time to  time in  its sole discretion, and the earnings attributed thereto shall be used  by the Trustee solely in satisfaction of the liabilities of the Company with respect to the Contract Holder
or Participant  for whom  such separate  Account has  been established  and  the expenses of  administering the  trust, established  herein, and such utilization shall be in accordance with the procedures set forth herein;

          WHEREAS, the  Company wishes  to establish  a  separate  account  with respect to  all amounts  that are contributed hereunder by the Company which are not allocated  by the Company at the time of such contribution to the Account of an individual Contract Holder or Participant (the "General Account");



          WHEREAS, the Trust is intended to be a "grantor trust" with the corpus and income  of the Trust treated as assets and income of the Company for federal income tax purposes pursuant to Sections 671 through 678 of the Internal Revenue

Code of 1986 (the "Code"); as amended;



          WHEREAS, the  Company intends  that the  assets of  the Trust  will be subject to the claims of creditors of the Company as provided in Article II;



          WHEREAS, the  Trustee is  not a  party to  any of the Contracts or the

Deferred Compensation  Plan and  makes no  representations with respect thereto,

and all  representations and  recitals with  respect to  the  Contracts  or  the

Deferred Compensation Plan shall be deemed to be those of the Company.



          NOW, THEREFORE,  in consideration  of  the  premises  and  mutual  and independent promises herein, the parties hereto covenant and agree as follows:



                                   ARTICLE I
                                   _________



          1.1  The  Company   hereby  establishes   with  the  Trustee  a  trust

consisting of  such sums of money and such property acceptable to the Trustee as shall from time to time be paid or delivered to the Trustee and the earnings and

profits thereon.   All  such money  and property, all investments made therewith and proceeds thereof, less the
payments or other distributions which, at the time of reference, shall have been made by  the Trustee, as authorized herein, are referred to herein as the "Fund"

and shall be held by the Trustee, IN TRUST, in accordance with the provisions of this Agreement.



          1.2  The Trustee  shall hold,  manage, invest and otherwise administer

the Fund  pursuant to  the terms  of this  Agreement.    The  Trustee  shall  be

responsible only  for contributions  actually received  by it  hereunder.    The

amount of  each contribution  by the  Company to the Fund shall be determined in the sole  discretion of  the Company  and the  Trustee shall  have  no  duty  or responsibility with respect thereto.



          1.3  The  Independent   Contractor  (as  hereinafter  in  Section  3.1

defined) shall  maintain in  an equitable  manner a  separate Account  for  each

Contract Holder  and Participant in which it shall keep a separate record of the

amount of  the fund  allocated to  such Contract  Holder or  Participant.    The

Company shall  certify to the Trustee and the Independent Contractor at the time of each contribution to the Fund the amount of such contribution to be allocated

to each  Account.   Provided, however,  that following  a Change in Control, the

Company may  only allocate  contributions to  either the  General Account  or to

Accounts which  were established  prior to  the Change  in Control.   Any amount

contributed by  the Company  that is  not so certified shall be allocated to the

General Account.



          1.4  The Company  may contribute  to the Fund an irrevocable letter of credit (hereinafter  referred to as a "L/C").  The following provisions shall be applicable to any such L/C:



               (a) the  L/C shall  expire no  sooner than  one (1) year from the date of issuance,

               (b) the  Company shall  continue to  maintain such  L/C in effect until it  is replaced  by cash  or another  irrevocable L/C  or  this  Agreement terminates pursuant to Article IX, whichever occurs first,



               (c) the  Company shall  renew or replace such L/C at least thirty

(30) days before its expiration for an additional period of one (1) year,



               (d) if  such L/C,  or any  renewal thereof,  is  not  renewed  or replaced by  a L/C delivered to the Trustee at least thirty (30) days before the expiration of  the predecessor L/C, the Trustee may draw down the full amount of such L/C  and hold  the proceeds  pursuant  to  the  terms  of  this  Agreement;

provided, however,  that in the event the Company is unable to renew such L/C at least thirty  (30) days prior to the expiration of the predecessor L/C at a cost equal to or less than twenty-five (25) basis points over the current annual cost of such  L/C, and  the Trustee with reasonable diligence is unable to identify a bank (within  the definition  of Section 1.4(h)) that will replace such L/C at a cost equal to or less than twenty-five (25) basis points over the current annual cost of such L/C, then the Trustee shall not draw down the amount of such L/C as provided in this Section 1.4(d),



               (e) the  Trustee may  also draw  down on such L/C at any time the

Trustee determines  the proceeds  of such L/C are necessary to allow the Trustee to fulfill its obligations under this Agreement,



               (f) the  proceeds of  such L/C  shall be available to the Trustee upon the Trustee's presentation of its sight draft,



               (g) the  Company may,  at any time, replace such L/C with another irrevocable L/C  having substantially  similar terms, or with an equal amount of cash, or any combination thereof,

          (h) any  L/C shall  be issued  by a  bank (including the Trustee) with assets in excess of $2 billion and net worth in excess of $100 million, shall be reasonably acceptable  to the  Trustee, and  shall be  in a  form  as  shall  be reasonably acceptable to the Trustee.



          1.5  The Trustee,  for investment  purposes only, may commingle all of the assets  of the  Fund and treat them as a single fund, but the records of the

Independent Contractor  at all  times shall  show the  percentages of  the Trust

allocable to  each Account  and to  the General  Account.   The  Fund  shall  be

revalued by  the Trustee as of the last business day of each calendar quarter at current market values, as determined by the Trustee.  The Independent Contractor shall allocate any increase or decrease in the current market value of the Fund,

as determined by the Trustee, pro-rata to all of the Accounts and to the General

Account in  proportion to  the balance of the assets allocated thereto as of the last business day of the previous calendar quarter.



                                   ARTICLE II
                                   __________



          2.1  Notwithstanding any  provision in this Agreement to the contrary,

if at  any time  while the  Trust is  still in  existence  the  Company  becomes insolvent (as  defined herein),  the Trustee  shall upon  written notice thereof from the  Company's Board of Directors, Chairman of the Board or Chief Executive

Officer suspend  the payment  of all  amounts from the Fund and shall thereafter hold the  Fund in suspense for the benefit of the creditors of the Company until it receives  a court  order directing  the disposition  of the  Fund;  provided,

however, the  Trustee may deduct or continue to deduct its fees and expenses and other expenses  of the  Trust, including  taxes and the Independent Contractor's fees and  expenses, pending  the receipt of such court order.  The Company shall be considered  to be  insolvent if (a) a final judicial determination is entered that the  Company is  unable to  pay its debts as such debts mature or (b) there shall have  been filed  by or against the Company in any court or other tribunal either of  the United  States or  of any  State or of any other authority now or

hereafter       exercising        jurisdiction,       a        petition       in
bankruptcy  or   insolvency  proceedings   or  for  reorganization  or  for  the

appointment of  a receiver  or trustee  of  all  or  substantially  all  of  the

Company's property  under the  present or  any future Federal bankruptcy code or any other  present or  future applicable  Federal, State  or other bankruptcy or insolvency statute or law.  By its approval and execution of this Agreement, the

Company represents  and agrees  that its  Board of Directors and Chairman of the

Board and  Chief Executive  Officer, as from time to time acting, shall have the fiduciary duty  and responsibility  on behalf of the Company's creditors to give to the  Trustee prompt  written notice  of any event of the Company's insolvency and the  Trustee shall  be entitled  to rely  thereon to  the exclusion  of  all directions or  claims to make payments thereafter made.  Absent such notice, the

Trustee shall  have no responsibility for determining whether or not the Company has become insolvent.



          2.2  The Company  represents and  agrees that  the  Trust  established under this  Agreement does  not fund and is not intended to fund its obligations under the  Contracts, the  Deferred Compensation  Plan  or  any  other  employee benefit plan  or program  of the Company.  Such Trust is and is intended to be a depository arrangement  with the Trustee for the setting aside of cash and other assets of  the Company  as and  when it so determines in its sole discretion for the meeting  of part or all of its future contractual obligations to some or all of the  Contract Holders  and Participants.  Contributions by the Company to the

Trust shall  be in  amounts determined  solely by  the Company  and shall  be in respect of  only those  Contract Holders  and Participants  selected prior  to a

Change in  Control by  the Company  from time  to time  as it  determines.   The

purpose of  this Trust is to provide a fund from which the Company's obligations under the  Contracts and  Deferred Compensation  Plan may  be payable  and as to which  Contract  Holders  and  Participants  with  Accounts  hereunder  may,  by exercising the  procedures set  forth herein,  have access to some or all of the amounts due  them under the Contracts and the Deferred Compensation Plan as such

become  due   without  having  the  payment  of  such  amounts  subject  to  the administrative control  of the  Company unless  the Company becomes insolvent as

defined in  Section 2.1.   The  Company  further  represents  that  neither  the

Contracts nor the Deferred Compensation Plan are part of and do not constitute a qualified plan under Section 401(a) of the United States Internal Revenue Code

and therefore  the Contracts  and Deferred  Compensation Plan are not subject to any of the Code requirements applicable to tax-qualified plans.



          2.3  Amounts paid  or delivered by the Company to the Trustee pursuant to Section 1.1 shall not revert to the Company except as provided below:



               (a)  Upon the  satisfaction of  all liabilities of the Company to

Contract Holders  and Participants  for whom Accounts have been established, any assets of  the Fund  then remaining may be distributed to the Company as per its instructions as provided in Section 3.6 or



               (b)  Upon termination  of the  Trust as  provided in Section 9.1,

the Fund may be distributed to the Company in accordance with Section 9.2.; or



               (c)  Upon the insolvency of the Company (as determined in Section

2.1), the  assets of  the Fund  shall be  distributed  in  accordance  with  the provisions of Section 2.1; or



               (d)  Within six  (6) months  after the payment or delivery by the

Company of  any amounts  to the Trustee pursuant to Section 1.1, the Company may request that  any portion  of such  amounts be  returned to the Company (whether

affecting  the   Accounts  of   all  or   any  specified   Contract  Holders  or

Participants).   Such a  request shall  be honored by the Trustee only if at the date of  such request,  the Board  of Directors  of the  Company is  made up  of

"Continuing Directors" (as defined below).  Further, within the original six (6)

month period  during which  the Continuing Directors may request a return to the

Company of amounts paid or delivered to the Trustee pursuant to Section 1.1, the

Continuing Directors  may request  a one  time extension  of such  period for an additional six months.

For purposes of this Agreement, the following terms have the meaning indicated:



               (i)       "Acquiring Person"  shall mean  any  person  who  is  a

          Beneficial Owner  of 20%  or more  of the outstanding shares of Common

          Stock or  20% or more of the outstanding shares of Voting Stock of the

          Company; provided, however, that the term "Acquiring Person" shall not include the  Company or  any wholly-owned subsidiary of the Company or any employee  benefit plan  established by  any of  them and either in effect on  the date  of this  Agreement or  hereafter approved  by the

          Continuing  Directors.    For  purposes  of  this  subsection  (i)  in

          determining the  percentage of  the outstanding shares of Common Stock or Voting  Stock of  the Company with respect to which a person is the

          Beneficial Owner,  all shares  as to  which such  person is deemed the

          Beneficial Owner shall be deemed outstanding.



               (ii)      "Affiliate" and  "Associate" shall  have the respective

          meanings ascribed  to such  terms in  Rule 12b-2  under the Securities

          Exchange Act  of 1934,  as in  effect on  the date  of this Agreement;

          provided, however,  that the  Company  shall,  for  purposes  of  this definition, be  deemed to be the "registrant", as such term is used in such Rule.



               (iii)     A person shall be deemed the "Beneficial Owner", and to

          have "Beneficial Ownership", of any securities as to which such person or any  of such  person's Affiliates or Associates is or may be deemed to be the beneficial owner pursuant to Rule 13d-3 under the Securities

          Exchange Act  of 1934,  as in effect on the date of this Agreement, as well as any securities as to which such person or any of such person's

          Affiliates or  Associates has  the right  to become  Beneficial  Owner

          (whether such  right is  exercisable immediately  or  only  after  the

          passage  of   time)  pursuant   to  any   agreement,  arrangement   or

          understanding,       or        upon       the        exercise       of
          conversion rights,  exchange rights,  rights, warrants  or options, or otherwise; provided,  however, that  a person  shall not be deemed the

          "Beneficial Owner", or to have "Beneficial Ownership", of any security

          (A) solely  because such  security has  been tendered  pursuant  to  a tender or  exchange offer  made by such person or any of such person's

          Affiliates or  Associates until such tendered security is accepted for purchase or  exchange, (B)  solely because  such person or any of such person's Affiliates  or Associates  has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy given in response  to a  public proxy  or consent solicitation made pursuant to, and  in accordance  with, the  applicable rules and regulations of the Securities  Exchange Act  of 1934,  except if  such power  (or the arrangements relating  thereto) is  then reportable  under Item  6  of

          Schedule 13D  under the  Securities Exchange  Act of  1934  (  or  any similar provision of a comparable or successor report) or (C) held for or pursuant  to the  terms of  any employee  stock ownership  or other employee benefit  plan of  the Company or a wholly-owned subsidiary of the Company  and either  in effect  on the  date of  this Agreement or hereafter approved by the Continuing Directors.



               (iv)      "Change in  Control" means the occurrence of either (1)

          a transaction which has required the affirmative vote of holders of at least 80%  of the  outstanding shares  of capital stock of the Company regularly entitled  to vote  in the  election of  the directors of the

          Company by  reason of  Article Seven  of the  Company's Certificate of

          Incorporation, or  (2) the  acquisition by  any  person,  partnership,

          corporation or  other organization,  or by  any group  of two  or more thereof  who  are  affiliates  (as  defined  by  Rule  405  under  the

          Securities Act  of 1933)  or who  are acting  in concert in respect of such acquisition  of more  than 25% of such outstanding shares of such capital stock,  if the Company has opposed an acquisition of shares of

          the  Company   by  such  person,  partnership,  corporation  or  other
          organization or  group before any insurance regulatory authority whose approval of such acquisition was required.  Provided, however, that an event described  in (1)  or (2) above shall not constitute a Change In

          Control if  within 10  days of  such event  the  Continuing  Directors provide the  Trustee with  a resolution  expressly stating  that  such event shall  not constitute  a Change  In Control  for the purposes of this Agreement.



               (v)       "Continuing Directors" shall mean those individuals who

          constitute the  Board of  Directors of the Company on the date of this

          Agreement and  any individual  becoming a  director subsequent  to the date of  this Agreement  whose election  or nomination for election by the Company's  shareholders is  approved by  a vote  of at  least  six

          Continuing Directors  who constitute  not less  than three-quarters of the directors  comprising the  then Continuing  Directors, either by a specific vote  or by approval of the proxy statement of the Company in which such  individual is  named as  a nominee  for director,  without objection to  such nomination, provided that no person shall under any circumstances be  considered a Continuing Director from and after such time as  such person is an Acquiring Person, an Affiliate or Associate of an Acquiring Person, or a nominee or representative of any thereof.

          References to  an approval  or other act of Continuing Directors shall mean approvals  given or  actions authorized  and/or taken both (A) by the Board of Directors of the Company (or any legal successor thereto)

          of which  at the  time not  less than eight directors constituting not less than  two-thirds of  the members are Continuing Directors and (B)

          by not less than six Continuing Directors constituting at least three-

          fourths of all then Continuing Directors.



               (vi)      "Voting Stock"  shall mean  shares of  capital stock of

          the Company  entitled  to  vote  generally  in  the  election  of  the directors of the Company.

                                  ARTICLE III
                                  ___________



          3.1  By its  acceptance of this Trust the Trustee hereby agrees to the designation by  the Company  of KPMG  Peat Marwick  as the Company's independent

contractor (the  "Independent Contractor")  under  this  Agreement.    Provided,

however,  that  the  Trustee  conditions  its  acceptance  of  such  Independent

Contractor  upon   the  Independent   Contractor's  execution  of  the  Form  of

Acknowledgment and  Acceptance, or a similar form acceptable to both the Company

and the  Trustee, set  forth in  Exhibit A  of this  Agreement.   It  is  herein

recognized that  said Independent  Contractor is  also acting as the independent

consulting  actuary   of  the  Company  and  that  the  Trustee  shall  have  no responsibility hereunder for the continued retention of KPMG Peat Marwick and/or any responsibility  assigned to  said Independent  Contractor or its performance thereof so  long  as  said  firm  continues  to  be  the  Company's  independent

consulting actuary.   In  the event  the Company replaces or no longer uses said firm as  its independent  consulting actuary, the Trustee in its sole discretion may, but  need not,  designate a  new Independent  Contractor from  the list set forth in Exhibit B of this Agreement or may continue to use the same Independent

Contractor; or  in the  event said  firm does  not  accept  its  designation  as

Independent Contractor or accepts said designation and subsequently resigns, the

Trustee shall  designate another  entity from the list set forth in Exhibit B of this Agreement  to be  the Independent  Contractor, provided  however, that  any

Independent Contractor  appointed by  the Trustee  shall be  independent of  the

Company.   The Company  shall pay  or reimburse  the Trustee  for all  fees  and expenses of  any Independent  Contractor appointed  by the Trustee.  The Company shall indemnify  and hold  the Trustee  harmless for any actions or omissions of any  Independent  Contractor  and  shall  indemnify  and  hold  the  Independent

Contractor  harmless  for  any  actions  or  omissions  of  the  Trustee.    The

Independent Contractor  shall be  paid for  its services  on an  hourly basis at rates comparable  to the  rates that  the  Independent  Contractor  charges  for comparable services to its other clients.

          3.2  Except for  the records  dealing solely  with the  Fund  and  its investment, which shall be maintained by the Trustee, the Independent Contractor shall maintain all the records of Contract Holders and Participants contemplated by this  Agreement, including  the maintenance  of the separate Accounts of each

Contract Holder  and Participant under this Agreement and the maintenance of the

General Account.   All  such records shall be made available promptly on request

of the  Trustee of  the Company.   In  the event  of a  Change  in  Control  the

Independent Contractor shall also be responsible for information with respect to payments, if  any, to  Contract Holders  and Participants and shall perform such other duties  and responsibilities  as the  Company or the Trustee determines is necessary or advisable to achieve the objectives of this Agreement.



          3.3  Upon the  establishment of  this Trust  or as  soon thereafter as practicable, the  Company shall furnish to the Independent Contractor and to the

Trustee all  of the information necessary to determine the amounts payable to or with respect  to each Contract Holder or Participant (hereinafter referred to as the "Contract  Holder and Participant Data").  Notwithstanding the occurrence of a Change  in Control,  the Company  shall regularly,  at least annually, furnish revised  updated  Contract  Holder  and  Participant  Data  to  the  Independent

Contractor.   In the  event the  Company refuses  or neglects to provide updated

Contract  Holder   or  Participant  information,  as  contemplated  herein,  the

Independent  Contractor   shall  be  entitled  to  rely  upon  the  most  recent

information furnished to it by the Company.



          3.4  Prior to  a Change  in Control, upon the direction of the Company

the  Independent   Contractor  shall   prepare  a   certification  (a   "Payment

Certification") to  the Trustee  that the  Company's obligations  to a  Contract

Holder or Participant have become payable.  Notwithstanding any other provisions of this  Agreement, after  a Change  in Control upon the proper application of a

Contract Holder  or  Participant,  the  Independent  Contractor  shall,  without direction from  the Company,  prepare a  Payment Certification  to the  Trustee,

based upon the most recent Contract Holder and Participant Data furnished to the

Independent Contractor prior to the Change in Control and any supplemental information furnished to the Independent Contractor by a Contract Holder or

Participant upon  which the Independent Contractor may reasonably rely, that the

Company's obligations to the Contract Holder or Participant have become payable.

In the  event that  the Trustee  (a) suspends payments from the Fund pursuant to

Section 2.1,  and (b)  pursuant to  a court  order as  required by  Section 2.1,

subsequently  resumes   all  of  its  duties  and  responsibilities  under  this

Agreement, the Independent Contractor shall prepare a certification (an "Accrued

Payment Certification") of all amounts that would otherwise have been payable to each Contract  Holder or Participant from the Fund during such period of time as

the  Trustee   suspended  payments  pursuant  to  Section  2.1.    Each  Payment

Certification and each Accrued Payment Certification shall include the amount of such payments,  the manner  of payment and the name, address and social security number of  the recipient.  Each Payment Certification shall be updated annually.

The Trustee  shall be  entitled to  rely on  any Payment  Certification  or  any

Accrued Payment  Certification provided by the Independent Contractor, and shall

have no  duty to  verify the  accuracy thereof.   Upon  the receipt of a Payment

Certification or an Accrued Payment Certification and appropriate federal, state

and  local   tax  withholding  information,  the  Trustee  shall  commence  cash distributions from  the Trust  Fund in  accordance therewith  to the  person  or persons so  indicated and  to the  Company with  respect to taxes required to be withheld and  the Independent  Contractor shall  charge the  Account established hereunder for  the Contract  Holder or  Participant.  The Independent Contractor

shall furnish  a copy  of each  Payment Certification  and each  Accrued Payment

Certification to  the Contract  Holder, the  Participant  or  the  Participant's

beneficiary for  which such  certification has been prepared.  The Company shall have full  responsibility for  the payment  of  all  withholding  taxes  to  the

appropriate  taxing   authority  and   shall  furnish   each  Contract   Holder,

Participant, beneficiary  of the Participant and the Independent Contractor with the appropriate  tax information  form evidencing  such payment  and the  amount thereof.



          3.5  Notwithstanding any  provision in this Agreement to the contrary,

in the  event the  Trustee in  its sole discretion reasonably disagrees with the accuracy or  propriety of  any Payment  Certification  or  any  Accrued  Payment

Certification, the

Trustee, if unable to resolve such disagreement with the Independent Contractor,

may apply  to a  court of  appropriate jurisdiction  for judicial review of such

Payment Certification  or Accrued Payment Certification.  Pending the resolution of any  disagreement with the Independent Contractor with regard to the accuracy or propriety  of any Payment Certification or any Accrued Payment Certification,

the Trustee  shall not  distribute any  amount from  the Fund  pursuant to  such

Payment Certification  or Accrued  Payment Certification.  The Trustee shall use its reasonable  best efforts  to promptly  resolve any such disagreement that it may have with the Independent Contractor.



          3.6  All amounts  payable from  the  Fund  to  a  Contract  Holder  or

Participant shall  be paid  solely from  the account  of such Contract Holder or

Participant.   Upon the  satisfaction of  all Company  liabilities to a Contract

Holder or  Participant for  whom an  Account has been established hereunder, the

Independent Contractor  shall prepare  a certification to the Trustee and to the

Company showing  the balance,  if any,  remaining in  such Contract  Holder's or

Participant's Account.   Such  balance from  a Participant's  Account  shall  be

allocated first  among Participant Accounts and, if the liability of the Company to all  Participants has been satisfied, the balance, if any, shall be allocated

among the  Contract Holders'  Accounts.   Similarly, any Balance from a Contract

Holder's Account shall be allocated first among the Accounts of Contract Holders and, if the liability of the Company to all Contract Holders has been satisfied,

the balance,  if any, shall be allocated among the Participants' Accounts.  Such balance, whether  divided among  the Contract Holders or the Participants, shall be reallocated  ratably by the Independent Contractor (using the information set forth on  the most  recent estimated  statement of  amounts  payable  under  the

Contracts or  under the  Deferred Compensation  Plan prepared by the Independent

Contractor pursuant  to Section  3.3) to  the Accounts  of Contract  Holders  or

Participants who  at such  time have  Contracts in  effect or  interests in  the

Deferred Compensation  Plan (including  Accounts which  may have previously been reduced to a zero balance) in the ratio that liabilities in respect of each such

Contract  Holder   under  the   Contracts  or  Participant  under  the  Deferred

Compensation Plan  bear to the total liabilities to all such Contract Holders or

Participants.  Upon the satisfaction of
all liabilities of the Company to all Contract Holders and Participants for whom

Accounts have  been established  hereunder,  the  Independent  Contractor  shall prepare a  certification to the Trustee and to the Company, and the Trustee upon receipt of  such certification  shall transfer  all of the assets of the Fund to the trust established between the Company and Trustee, dated September 25, 1990,

with regard  to the  Company's Supplemental  Retirement Plan and as amended with regard to  its Supplemental  Employee Savings  and Investment  Plan  (the  "SRIP

Trust").   Provided, however,  that if  the SRIP Trust has been terminated, upon receiving the  certification referred  to in  the previous sentence, the Trustee shall thereupon  hold or  distribute the  Fund in  accordance with  the  written

instructions of  the Company.   The Trustee and the Independent Contractor shall

have  no   responsibility  for   determining  whether  any  Contract  Holder  or

Participant has died and shall be entitled to rely upon information furnished by the Company.



          3.7  The Company  reserves the  right to  transfer to the Fund paid-up life insurance, retirement income or annuity policies or contracts on or for the life of  any Contract  Holder or  Participant  for  whom  an  Account  has  been established hereunder or, prior to a Change in Control, to direct the Trustee to purchase any  such policies or contracts on or for the life of any such Contract

Holder or  Participant out  of the amounts allocated to his or her Account.  Any such policy  or contract  shall be an asset of the Fund subject to the claims of the Company's creditors in the event of insolvency, as specified in Section 2.1.

The proceeds  of any  life insurance  policy shall upon the death of the insured

Contract Holder  be credited  to the  General Account.  The proceeds of any life insurance policy  on a  Participant in  the Deferred  Compensation Plan shall be distributed to  Participant's beneficiary to the extent of any Company liability under the Deferred Compensation Plan, and thereafter to the General Account.



          3.8  Nothing provided  in this  Agreement shall relieve the Company of its liabilities  to pay  the  amounts  due  under  the  Contracts  and  Deferred

Compensation Plan  except to  the extent such liabilities are met by application

of Fund  assets.   It is  the  intent  of  the  Company  to  have  each  Account established hereunder treated as a separate trust designed to satisfy in whole or in part the Company's legal liability under the  Contracts in respect of the Contract Holder for whom such Account has been established, or the Company's legal liability to each Participant under the

Deferred Compensation  Plan.   The Company,  therefore, agrees  that all income,

deductions and credits of each such Account belong to it as owner for income tax purposes and will be included on the Company's income tax returns.



                                   ARTICLE IV
                                   __________



          4.1  The  Company  shall  provide  the  Trustee  and  the  Independent

Contractor with  a certified  copy of  each of  the Contracts  and the  Deferred

Compensation Plan and all amendments thereto and of the resolutions of the Board of Directors  of the  Company approving  each of  the  Contracts,  the  Deferred

Compensation Plan  and all  amendments thereto,  promptly upon  their  adoption.

After the  execution of this Agreement, the Company shall promptly file with the

Trustee and  the Independent  Contractor a  certified  list  of  the  names  and specimen signatures of the directors and officers of the Company and any delegee authorized to act for it.  The Company shall promptly notify the Trustee and the

Independent Contractor  of the  addition or  deletion of any person's name to or

from such  list,  respectively.    Until  receipt  by  the  Trustee  and/or  the

Independent Contractor  of notice  that any person is no longer authorized so to act, the  Trustee or  the Independent  Contractor may  continue to  rely on  the authority of the person.  All certifications, notices and directions by any such person or  persons to  the Trustee  or the  Independent Contractor  shall be  in

writing signed  by such  person or  persons.   The Trustee  and the  Independent

Contractor may rely on any such certification, notice or direction purporting to have been  signed by  or on behalf of such person or persons that the Trustee or the Independent  Contractor believes  to have  been signed thereby.  The Trustee and the  Independent Contractor  may also  rely on  any certification, notice or direction of the Company that the Trustee or the Independent Contractor believes to have  been signed  by a duly authorized officer or agent of the Company.  The

Company shall be responsible for keeping accurate books and records with respect to the
employees of  the Company,  their compensation  and their  rights and  interests under the Contracts and the Deferred Compensation Plan.



          4.2  The  Company  shall  make  its  contributions  to  the  Trust  in accordance with  appropriate corporate  action and  the Trustee  shall  have  no responsibility with  respect thereto,  except to  add such  contributions to the

Fund.



          4.3  The Company shall indemnify and hold harmless the Trustee for any liability or  expenses, including  without limitation  advances  for  or  prompt reimbursement of  reasonable fees  and expenses  of  counsel  and  other  agents retained by  it, incurred  by the  Trustee with  respect to  holding,  managing,

investing or  otherwise administering  the Fund, other than by its negligence or willful misconduct.



          4.4  The Company  shall indemnify  and hold  harmless the  Independent

Contractor for  any liability or expenses, including without limitation advances for or prompt reimbursement of reasonable fees and expenses of counsel and other agents retained  by it,  incurred by  the Independent Contractor with respect to keeping the  records for Contract Holders' and Participants' Accounts, reporting thereon to  Contract Holders and Participants, certifying payment information to the Trustee,  determining the  status of  Accounts and  payments  hereunder  and otherwise carrying  out its  obligations under  this Agreement, other than those resulting from the Independent Contractor's negligence or willful misconduct.



                                   ARTICLE V
                                   _________



          5.1  The Trustee  shall  not  be  liable  in  discharging  its  duties hereunder, including  without limitation  its duty  to invest  and reinvest  the

Fund, if  it acts  in good  faith and  in accordance  with  the  terms  of  this

Agreement and any applicable Federal or state laws, rules or regulations.

          5.2  Subject to  investment guidelines  agreed to in writing from time to time  prior to  a Change  in Control,  by the  Company and  the Trustee,  the

Trustee shall  have the  power in investing and reinvesting the Fund in its sole discretion:



               (a)  To invest  and reinvest  in any  property, real, personal or mixed, wherever  situated and  whether or not productive of income or consisting of wasting  assets, including  without limitation,  common and preferred stocks,

bonds, notes,  debentures (including  convertible stocks  and securities but not including any  stock or  security of  the Trustee,  the Company or any affiliate thereof), leaseholds,  mortgages, certificates  of deposit  or  demand  or  time deposits (including  any such  deposits with  the Trustee), shares of investment companies and  mutual funds,  interests in  partnerships and  trusts,  insurance policies and  annuity contracts,  and oil, mineral or gas properties, royalties,

interests or  rights, without  being limited to the classes of property in which trustees are  authorized to  invest by any law or any rule of court of any state and without  regard to  the proportion  any such property may bear to the entire amount of the Fund;



               (b)  To invest  and reinvest  all or  any  portion  of  the  Fund collectively through  the medium  of any  common, collective or commingled trust fund that  may be  established and  maintained by  the Trustee,  subject to  the instrument or  instruments establishing  such trust  fund or  funds and with the terms of  such instrument  or instruments,  as from  time to time amended, being incorporated into  this Agreement  to the  extent of  the equitable share of the

Fund in any such common, collective or commingled trust fund;



               (c)  To retain any property at any time received by the Trustee;



               (d)  To sell  or exchange  any property  held by  it at public or private sale,  for cash  or on  credit, to  grant and  exercise options  for the purchase or  exchange thereof, to exercise all conversion or subscription rights pertaining to any such
property and to enter into any covenant or agreement to purchase any property in the future;



               (e)  To participate in any plan of reorganization, consolidation,

merger, combination, liquidation or other similar plan relating to property held by it  and to consent to or oppose any such plan or any action thereunder or any contract, lease, mortgage, purchase, sale or other action by any person;



               (f)  To deposit  any property  held by  it with  any  protective,

reorganization or  similar committee,  to delegate  discretionary power thereto,

and to  pay part  of the  expenses and  compensation thereof and any assessments levied with respect to any such property so deposited;



               (g)  To extend the time of payment of any obligation held by it;



               (h)  To hold  uninvested  any  moneys  received  by  it,  without liability for  interest thereon, until such moneys shall be invested, reinvested or disbursed;



               (i)  To exercise  all voting  or other rights with respect to any property held by it and to grant proxies, discretionary or otherwise;



               (j)  For the  purposes of the Trust, to borrow money from others,

to issue  its promissory  note or  notes therefor,  and to  secure the repayment thereof by pledging any property held by it;



               (k)  To manage,  administer, operate,  insure,  repair,  improve,

develop, preserve,  mortgage, lease  or otherwise deal with, for any period, any real property  or any  oil, mineral  or gas  properties, royalties, interests or rights held  by it  directly or  through any  corporation, either  alone  or  by joining with  others, using other Trust assets for any such purposes, to modify,

extend, renew, waive or otherwise adjust any provision of any such mortgage or lease and to make provision for amortization of the investment in or depreciation of the value of such property;



               (l)  To employ suitable agents and counsel, who may be counsel to

the  Company   or  the  Trustee,  and  to  pay  their  reasonable  expenses  and compensation from the Fund to the extent not paid by the Company;



               (m)  To cause  any property  held by it to be registered and held in the  name of  one or  more nominees,  with or  without the  addition of words indicating that  such securities  are held  in a fiduciary capacity, and to hold securities in bearer form;



               (n)  To settle,  compromise or  submit to arbitration any claims,

debts or damages due or owing to or from the Trust, respectively, to commence or defend suits  or legal  proceedings to protect any interest of the Trust, and to represent the Trust in all suits or legal proceedings in any court or before any other body  or tribunal;  provided, however,  that  the  Trustee  shall  not  be required to  take any  such action  unless it shall have been indemnified by the

Company to  its reasonable  satisfaction against  liability or expenses it might incur therefrom;



               (o)  To organize  under the  laws of  any state  a corporation or trust for the purpose of acquiring and holding title to any property which it is authorized to  acquire hereunder and to exercise with respect thereto any or all of the powers set forth herein; and



               (p)  Generally,  to   do  all  acts,  whether  or  not  expressly

authorized, that  the Trustee may deem necessary or desirable for the protection of the Fund.



               Notwithstanding the foregoing, the Trustee shall upon the written direction of the Company prior to a Change in Control, invest all or part of the amount to
the credit  of any  Contract Holder's  or Participant's  Account in a commercial annuity, retirement  income or life insurance policy or contract selected by the

Company and  the Trustee  shall have  no responsibility  for any such investment other than as owner and custodian thereof.



               Notwithstanding the  foregoing, after  a Change  in Control,  the

Trustee shall  follow the investment guidelines agreed to by the Company and the

Trustee as in effect immediately prior to the Change in Control.



          5.3  No person  dealing with the Trustee shall be under any obligation to see  to the proper application of any money paid or property delivered to the

Trustee or  to inquire  into the Trustee's authority as to any transaction.  The

Independent Contractor's  obligations are limited solely to those explicitly set forth herein  and the  Independent  Contractor  shall  have  no  responsibility,

authority or  control, direct or indirect, over the maintenance or investment of the Fund and shall have no obligation in respect of the Trustee or the Trustee's compliance with the Independent Contractor's certifications to the Trustee.



          5.4  The Trustee  shall distribute  cash or  property from the Fund in accordance with Article III hereof.



               The Trustee  may make  any  distribution  required  hereunder  by mailing its  check  for  the  specified  amount,  or  delivering  the  specified property, to  the person  to whom such distribution or payment is to be made, at such address  as may  have been  last furnished  to the  Trustee, or  if no such address shall  have been so furnished, to such person in care of the Company, or

(if so  directed by  the Company)  by crediting the account of such person or by transferring funds to such person's account by bank or wire transfer.

                                   ARTICLE VI
                                   __________



          6.1  The Company  shall pay  any Federal,  state or local taxes on the

Fund, or any part thereof, and on the income therefrom.



          6.2  The Company  shall pay to the Trustee its reasonable expenses for the management  and administration  of the  Fund, including  without  limitation advances for  or prompt reimbursement of reasonable expenses and compensation of counsel and  other agents  employed by  the Trustee,  all other  reasonable  and necessary expenses  of managing and administering the Trust that are not paid by the Company  including, but not limited to, investment management fees, computer time charges,  data retrieval  and input costs, and charges for time expended by personnel of  the Trustee in fulfilling the Trustee's duties.  The Company shall also pay  to the  Trustee reasonable  compensation for  its services  as Trustee hereunder, the  amount of  which shall  be agreed  upon from time to time by the

Company and  the Trustee  in writing;  provided, however,  that if  the  Trustee forwards  an  amended  compensation  schedule  to  the  Company  requesting  its agreement thereto  and the  Company fails  to object  thereto within thirty (30)

days of  its receipt,  the amended  compensation schedule  shall be deemed to be

agreed upon  by the  Company and  the Trustee.   Such  expenses and compensation

shall be  a charge  on the  Fund and  shall constitute  a lien  in favor  of the

Trustee until  paid by  the Company.  All such expenses and compensation charged to the  Fund, unless otherwise paid by the Company, shall be applied against the

General Account.   In the event that the assets allocated to the General Account are entirely  depleted, all  such expenses  and compensation charged to the Fund shall be  applied pro-rata  against all  Accounts in  proportion to  the  assets

allocated thereto.   Notwithstanding any other provision of this Section 6.2, to the extent  that the  Trustee, in  its discretion,  decides that  an expense  is specifically attributable  to one  or more specified Accounts such expense shall be charged to such specified Accounts in such proportion as the Trustee decides.

Prior to  allocating any  particular expense  to a specific Account, the Trustee shall provide  notice of  its intention  to so  allocate  to  the  Company,  the

Independent Contractor  and the  Contract Holder  or Participant  for whom  such

Account was established.



                                  ARTICLE VII
                                  ___________



          7.1  The Trustee  shall maintain records with respect to the Fund that show all  its receipts  and disbursements hereunder.  The records of the Trustee with respect  to the  Fund shall  be open  to inspection  by the Company, or its representatives, at  all reasonable  times during  normal business  hours of the

Trustee and  may be audited not more frequently than once each fiscal year by an independent certified  public  accountant  engaged  by  the  Company;  provided,

however, the  Trustee shall  be entitled  to additional  compensation  from  the

Company in  respect of audits or auditors' requests which the Trustee determines to exceed  the ordinary  course of  the usual  scope of such examinations of its records.



          7.2  Within a  reasonable time  after the close of each fiscal year of the Company (or, in the Trustee's discretion, at more frequent intervals), or of any termination  of the  duties of  the Trustee  hereunder,  the  Trustee  shall prepare and  deliver to  the Company  a statement of transactions reflecting its acts and  transactions as  Trustee during  such fiscal  year, portion thereof or during such  period from  the close  of the  last fiscal  year or last statement period to  the termination  of the  Trustee's duties,  respectively, including a statement of  the then  current value  of the  Fund.  The Independent Contractor shall also  prepare and  furnish to  the Company a statement of the then current value of  each Account  and of the General Account.  Any such statement shall be deemed an  account stated  and accepted  and approved  by the  Company, and  the

Trustee shall  be relieved  and discharged,  as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction, unless protested by  written notice  to the  Trustee within  sixty (60) days of receipt thereof by the Company.

          The Trustee  shall have  the right  to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled  as herein  provided or for the determination of any question

of construction  or for  instructions regarding  this Agreement.   In  any  such

action or  proceeding it  shall be necessary to join as parties only the Trustee and the Company (although the Trustee may also join such other parties as it may deem  appropriate),  and  any  judgment  or  decree  entered  therein  shall  be conclusive.



                                  ARTICLE VIII
                                  ____________



          8.1  Prior to  a Change  in Control the Trustee may resign at any time by delivering  written notice thereof to the Company; provided, however, that no such resignation shall take effect until the earlier of (i) sixty (60) days from the date  of delivery of such notice to the Company or (ii) the appointment of a

successor trustee.   Following  a Change in Control, the Trustee may resign only under one of the following circumstances:



               (a)  The Trustee  is no longer in the business, or is actively in the process of removing itself from the business, of acting as trustee for employee benefit plans.



               (b)  The Trustee  determines that  a conflict  of interest exists which  would  prohibit  it  from  fulfilling  its  duties  under  this

          Agreement in  an ethically proper manner, and a law firm (appointed by the President  of the  Association of the Bar of the City of New York,

          or by  the American  Arbitration Association,  if the President of the

          Association of  the Bar  of the  City of  New York fails to so appoint within thirty  days of a request for such appointment, or notifies the

          Trustee that  it is  unable to make such appointment) concurs with the

          Trustee.  The Trustee shall use its best efforts to avoid the creation

          of   such    a   conflict.        The    decision    of    such    law
          firm shall  be binding,  but may  be appealed  in the same manner, and under the  same conditions,  as if it were made by an arbitrator.  All costs  incurred  by  the  Trustee  in  connection  with  obtaining  or appealing such  a decision  shall be reimbursable expenses pursuant to

          Article VI hereof.



               (c)  The  assets   of  the   Fund  have  been  exhausted  or  are

          insufficient to  pay  accrued  and  reasonably  anticipated  fees  and expenses of the Trustee hereunder, the Company has refused voluntarily to pay the Trustee's accrued fees and expenses as required pursuant to

          Section 6.2 and the Trustee has been unsuccessful in obtaining a court order requiring  the Company  to make such payments or has been unable to collect on a judgment for such fees and expenses.



          Notwithstanding the  above, the  Trustee may  resign for  reasons  set forth in  (a) or (b) only if it has obtained the agreement of a bank with assets in excess of $2 billion and net worth in excess of $100 million to replace it as trustee under  the terms of this Agreement.  The decision rendered under (b), if that is  the reason  for the  Trustee's resignation,  may expressly  excuse  the

Trustee from  this requirement.   In any event, the Trustee shall continue to be

custodian of the Trust assets until the new trustee is in place, and the Trustee shall be  entitled to  expenses and fees through the later of the effective date of its  resignation as Trustee and the end of its custodianship of the assets of the Fund.



          8.2  Prior to  a Change  in Control  the Trustee may be removed at any time by  the Company,  pursuant to a resolution of the Board of Directors of the

Company, upon delivery to the Trustee of a certified copy of such resolution and sixty (60)  days' written  notice of  such removal, unless such notice period is waived in  whole or  in part  by the Trustee.  Following a Change in Control the

Trustee may  be removed at any time by the affirmative vote of two-thirds of the

Contract Holders and Participants voting together on a per capita basis who were

Contract    Holders     or    Participants     on    the     date     of     the
occurrence of the Change in Control, and sixty (60) days' written notice of such removal, unless such notice period is waived in whole or in part by the Trustee.



          8.3  Upon the  resignation or  removal  of  the  Trustee,  U.S.  Trust

Company shall  be appointed  as successor trustee.  In the event that U.S. Trust

Company refuses  to accept its appointment as successor trustee pursuant to this

Section 8.3, Chase Manhattan Bank, N.A. shall be appointed as successor trustee.

In the  event that  Chase Manhattan Bank, N.A. refuses to accept its appointment as successor  trustee pursuant to this Section 8.3, a successor trustee shall be

appointed pursuant  to Section  8.4.   The appointment  of a  successor  trustee

pursuant to  this Section 8.3 shall take effect upon the delivery to the Trustee of a  written acceptance  by such successor trustee, duly executed thereby.  Any successor trustee  shall have  all the  rights, powers  and duties  granted  the

Trustee hereunder.



          8.4  Subject to  the provisions  of Section  8.3, prior to a Change in

Control, upon  the resignation  or removal  of the  Trustee, a successor trustee

shall be  appointed by  the Company.   Subject to the provisions of Section 8.3,

following a  Change in Control, upon the resignation of the Trustee, a successor trustee shall be appointed by the Trustee, and upon the removal of the Trustee a successor trustee  shall be  appointed by  the affirmative vote of two-thirds of the Contract  Holders and  Participants voting  on a  per capita  basis who held

Contracts or  participated in  the Deferred Compensation Plan on the date of the occurrence of the Change in Control.  Any successor trustee appointed under this

Section 8.4  shall be  chosen from  the list of potential successor trustees set

forth in  Exhibit C.   In the event that all of the potential successor trustees

set forth  in Exhibit  C refuse  to accept  an appointment as successor trustee,

then the  successor trustee  shall be  appointed as  otherwise provided  in this

Section 8.4,  and shall be a bank or trust company established under the laws of the United  States or  a State within the United States with assets in excess of

$2 billion  and net  worth in  excess of  $100 million.   The  appointment of  a

successor trustee  pursuant to  this Section  8.4 shall  take  effect  upon  the delivery to  the Trustee of (a) a written appointment of such successor trustee,

duly executed by the

Company, the  Trustee, or two-thirds of the Contract Holders, as provided for in this Section  8.4, and  (b) a written acceptance by such successor trustee, duly

executed thereby.   Any  successor trustee shall have all the rights, powers and duties granted the Trustee hereunder.



          8.5  If, within  sixty (60)  days of  the delivery  of  the  Trustee's written  notice  of  resignation,  a  successor  trustee  shall  not  have  been appointed, the  Trustee may apply to any court of competent jurisdiction for the appointment of a successor trustee.



          8.6  Upon  the   resignation  or   removal  of  the  Trustee  and  the

appointment of a successor trustee, and after the acceptance and approval of its account, the  Trustee shall  transfer and  deliver the  Fund to  such successor.

Under no  circumstances shall  the Trustee  transfer or  deliver the Fund to any successor which is not a bank or trust company established under the laws of the

United States  or a  State within  the United States with assets in excess of $2 billion and net worth in excess of $100 million.



                                   ARTICLE IX
                                   __________



          9.1  Prior to  a Change  in Control, the Trust established pursuant to this Agreement  may only  be terminated by the affirmative vote of two-thirds of the Contract Holders and Participants voting on a per capita basis.  Following a

Change in  Control, the  Trust established pursuant to this Agreement may not be terminated by  the Company  prior to  the satisfaction  of all  liabilities with

respect to  all Contract  Holders and  Participants.    Following  a  Change  in

Control, upon receipt of a written certification from the Independent Contractor that all  liabilities have  been satisfied  with respect to all Contract Holders and Participants, the Company pursuant to a resolution of its Board of Directors may terminate  the Trust upon delivery to the Trustee of (a) a certified copy of such resolution,  (b) an  original certification  of the  Independent Contractor that all such
liabilities have been satisfied and (c) a written instrument of termination duly executed and acknowledged in the same form as this Agreement.



          9.2  Prior to  a Change  in Control, upon the termination of the Trust in accordance  with Section  9.1, the  Trustee shall,  after the  acceptance and approval of  its account, distribute the Fund to the Company.  After a Change in

Control, upon  the termination  of the Trust in accordance with Section 9.1, the

Trustee shall, after the acceptance and approval of its account, transfer all of the assets  of the  Fund to  the SRIP Trust.  Provided, however, that if after a

Change in  Control the  SRIP Trust  has been terminated, upon the termination of the Trust  in accordance  with Section 9.1 the Trustee shall distribute the Fund

to the  Company.   Upon completing  such  distribution,  the  Trustee  shall  be

relieved and  discharged.   The powers  of the Trustee shall continue as long as

any part of the Fund remains in its possession.



                                   ARTICLE X
                                   _________



          10.1 This Agreement  may be  amended, in whole or in part, at any time and from  time to time, by the Company, pursuant to a resolution of the Board of

Directors thereof  by delivery  to the  Trustee of  a  certified  copy  of  such resolution and  a written  instrument duly executed and acknowledged in the same form as  this Agreement,  except that  the duties  and responsibilities  of  the

Trustee shall  not be increased without the Trustee's written consent; provided,

however, any  such  amendment  affecting  any  Account  or  the  procedures  for distribution thereof  shall not  become effective  until sixty (60) days after a copy of  such amendment  has been delivered by registered mail by the Company or the Independent  Contractor to  each Contract  Holder or Participant for whom an

Account is  maintained under  this Agreement.  In the event the Company, Trustee or Independent  Contractor receives  written objections  to such  amendment from such person  within  such  sixty  (60)  day  period,  such  amendment  shall  be ineffective and  void in  respect of  the Contract  Holder so  objecting to  the amendment.

                                   ARTICLE XI
                                   __________



          11.1 This Agreement  shall be construed and interpreted under, and the

Trust hereby  created shall  be governed  by, the  laws of the State of New York insofar as  such laws  do not  contravene any  applicable Federal laws, rules or regulations.  Nothing in this Agreement shall be construed to subject either the

Trust created  hereunder or  the Contracts  to the  Employee  Retirement  Income

Security Act of 1974, as amended.



          11.2 Neither the  gender nor  the number  (singular or  plural) of any word shall  be construed  to exclude  another gender  or number when a different gender or number would be appropriate.



          11.3 No right or interest of any Contract Holder or Participant in the

Fund shall  be transferable  or assignable  or shall  be subject  to alienation,

anticipation or  encumbrance, and no right or interest of any Contract Holder in any Contract  or any Participant under the Deferred Compensation Plan, or in the

Fund  shall   be  subject   to  any   garnishment,  attachment   or   execution.

Notwithstanding the  foregoing, the  Fund shall  at all  times remain subject to claims of creditors of the Company in the event the Company becomes insolvent as provided in Section 2.1.



          11.4 The Company  agrees that  by the  establishment of  this Trust it hereby foregoes  any  judicial  review  of  certifications  by  the  Independent

Contractor as  to the  amounts payable  to any  persons hereunder.  If a dispute arises as  to the amounts or timing of any such payments or the persons entitled thereto under  the Contracts,  the Deferred Compensation Plan or this Agreement,

the Company  agrees that  such dispute  shall be resolved by binding arbitration proceedings initiated  in accordance  with the rules of the American Arbitration

Association and  that the  results of  such proceedings  shall be conclusive and

shall not  be subject  to judicial  review.   It is  expressly  understood  that

pending the  resolution of any such dispute payments shall be made and continued

by  the  Trustee  in  accordance  with  the  certification  of  the  Independent

Contractor and that the

Trustee and  the Independent  Contractor shall have no liability with respect to

such payments.   Provided, however, that the provisions of this Section 11.4 are subject to  the provisions  of Section  3.5.  The Company also agrees to pay the entire cost of any arbitration or legal proceeding initiated by it including the legal fees of the Trustee, the Independent Contractor and the Contract Holder or

Participant regardless  of the  outcome of any such proceeding and until so paid the expenses thereof shall be a charge on and lien against the Fund.



          11.5 This Agreement  shall be binding upon and inure to the benefit of any successor  to  the  Company  or  its  business  as  the  result  of  merger,

consolidation,  reorganization,   transfer  of   assets  or  otherwise  and  any

subsequent successor  thereto.   In the event of any such merger, consolidation,

reorganization, transfer  of assets  or other similar transaction, the successor to the  Company or  its business  or  any  subsequent  successor  thereto  shall promptly notify  the Trustee  in writing  of its  successorship and  furnish the

Trustee and the Independent Contractor with the information specified in Section

4.1 of  this Agreement.  In no event shall any such transaction described herein suspend or delay the rights of Contract Holders or Participants hereunder.



          11.6 This Agreement  may be  executed in  any number  of counterparts,

each of which shall be deemed to be an original, but all of which shall together constitute only one Agreement.



          11.7 Communications to  the Trustee  shall be sent to it at its office at 450  West 33rd  Street, New York, New York 10001, or to such other address as the Trustee  may specify in writing.  No communication shall be binding upon the

Trustee until  it is  received by  the Trustee.   Communications  to the Company

shall be sent to the Company's principal offices or to such other address as the

Company may specify in writing.

          11.8 In the  event any Contract Holder or Participant is determined to be subject  to Federal  income tax  on any  amount to  the credit of his Account under this  Agreement prior  to the time of payment hereunder, the entire amount determined to be so taxable shall be distributed by the Trustee to such Contract

Holder or  Participant.   An amount  to the  credit of  a Contract  Holder's  or

Participant's Account  shall be  determined to  be subject to Federal income tax upon the  earliest of:  (a) a  final determination by the United States Internal

Revenue Service  addressed to  the Contract  Holder or  Participant which is not appealed to the courts; (b) a final determination by the United States Tax Court or any  other Federal  Court affirming  any such  determination by  the Internal

Revenue Service; or (c) an opinion by counsel chosen by the Company addressed to the Company and the Trustee, that, by reason of Treasury Regulations, amendments to the  Internal Revenue Code, published Internal Revenue Service rulings, court decisions or  other substantial precedent, amounts to the credit of the Accounts of Contract  Holders or Participants hereunder are subject to Federal income tax

prior to  payment.   The Company shall undertake to defend, and bear the expense of, any  tax claims  described herein which are asserted by the Internal Revenue

Service or  by the  taxing authorities  of any  State or  locality  against  any

Contract Holder,  Participant or  his or  her spouse,  including the  expense of attorney fees  and costs  of appeal,  and  shall  have  the  sole  authority  to determine whether  or not  to appeal  any determination  made  by  the  Internal

Revenue Service  or by  any taxing  authority of any State or locality or by any

court.   The Company  agrees to  reimburse any Contract Holder or Participant or his or  her spouse for any interest or penalties in respect of Federal, state or

local tax  claims  hereunder  upon  receipt  of  documentation  of  same.    Any

distributions from the Trust Fund to a Contract Holder or Participant under this

Section 11.8  shall  be  applied  in  an  equitable  manner  to  reduce  Company liabilities to  such Contract  Holder or Participant; provided, however, that in no event  shall any Contract Holder or Participant have any obligation to return all or any part of such distribution to the Company if such distribution exceeds the amount  payable under  the applicable  agreement between the Company and the

Contract Holder or under the Deferred Compensation Plan.

          IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Trust

Agreement to  be duly executed and their respective corporate seals to be hereto

affixed this        day of                              ,                .



Attest:


_____________________________       CHEMICAL BANK
  Trust Officer
                                        By:  /s/ Richard Hauptman
                                             ____________________
                                              Richard Hauptman
                                              Vice President

Attest:                                  USLIFE CORPORATION

                                    By:  /s/ Christopher S. Ruisi
_____________________________            ________________________
  Secretary                                    Christopher S. Ruisi
                                               Vice Chairman and Chief
                                               Administrative Officer

                                   EXHIBIT A
                                   _________


                                ACKNOWLEDGEMENT
                                      AND
                                   ACCEPTANCE


          The undersigned  hereby acknowledges  its receipt of an agreement made
as of the                day of                               between the USLIFE
Corporation and Chemical Bank relating to certain employment contracts entered into between USLIFE Corporation and a select group of its management employees and the USLIFE Corporation Deferred Compensation Plan (the "Agreement"). In addition, the undersigned hereby accepts its appointment as Independent Contractor under the terms set forth in the Agreement.



Attest:                                      KPMG PEAT MARWICK

________________________________           By ______________________________






STATE OF NEW YORK      )

                       :  ss.:

COUNTY OF NEW YORK     )


     On this             day of                     , before me personally came
                                     , to me known, who, being by me duly sworn,
did depose and say that she is one of the partners of the firm of KPMG Peat Marwick, the firm described in and which executed the foregoing instrument, and that she signed her name thereto for and on behalf of said firm.


                                             ________________________________
                                             Notary Public

STATE OF               )

                       :  SS.:

COUNTY OF              )


          On  this              day  of                            ,  before  me
personally came                                                   , to me known,
who,  being   by  me  duly  sworn,  did  depose  and  say  that  he  resides  at
                                                ,     and     that     he     is
                                                                     of   USLIFE
CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.



                                             _______________________________
                                             Notary Public



STATE OF               )

                       :  SS.:

COUNTY OF              )


          On this              day of                         , 199  , before me
personally came                                                         , to me,
known, who,  being by  me duly  sworn, did  depose and  say that  he resides  at
                                                     ,   and  that   he   is   a
                                                         of  Chemical Bank,  one
of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instruments is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.



                                             _______________________________
                                             Notary Public

                                   Amendment
                                   _________

     Amendment, effective January 23, 1996, to Trust Agreement dated March 1, 1994, among USLIFE Corporation, Chemical Bank and KPMG Peat Marwick LLP (as Independent Contractor) establishing a trust to fund certain employment contracts and the USLIFE Corporation Deferred Compensation Plan.

     In accordance with the provisions contained in Section 10.1 of the Agreement, the language in Section 2.3(d) (iv) is deleted in its entirety and replaced with the following language:

     "Change In Control" means (i) a merger or consolidation to which the Company is a party and for which the approval of any shareholders of the Company is required; (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner, directly, or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (iii) a sale or transfer of substantially all of the assets of the Company; (iv) a liquidation or reorganization of the Company; or (v) the occurrence of any Flip Over Transaction or Event, as defined in Section 1.1(j) of the Amended and Restated Rights Agreement, as amended from time to time prior to the occurrence of any such transaction or event that otherwise would have previously been considered a Flip Over Transaction or Event. Provided, however, that an event described above shall not constitute a Change In Control if within 10 days of such event the Continuing Directors provide the Trustee with a resolution expressly stating that such event shall not constitute a Change In Control for the purpose of the Agreement.